UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2019

PrimeEnergy Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-7406	11-2695037
(Commission File Number)	(IRS Employer Identification No.)

9821 Katy Freeway, Houston, Texas 77024

(Address of principal executive offices)

Registrant’s telephone number, including area code 713-735-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	PNRG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PRIMEENERGY RESOURCES CORPORATION

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of matters to a vote of Security Holders

The Annual Meeting of stockholders of PrimeEnergy Resources Corporation (the “Company”) was held on June 7, 2019. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals were described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 23, 2019. There were 2,033,956 shares of the Company outstanding and entitled to vote at the Annual Meeting. There were 1,278,527 shares of the Company present in person or by proxy at the meeting. The final results of the stockholder votes are listed below.

Proposal No. 1 – Election of Directors

Six persons were nominated by management for election as Directors of the Company, each for a term of one year. All such persons were currently serving as Directors of the Company. There were no other persons serving as Directors and there was no Director whose term of office continued after the meeting. There were no other nominees and there was no solicitation in opposition to management’s nominees. All of such nominees were elected. The names of each Director elected at the meeting and the number of shares voted for or withheld for each nominee is as follows. There were no abstentions and 712,328 broker non-votes.

Name	For	Withheld
Beverly A. Cummings	1,248,402	30,125
Charles E. Drimal, Jr.	1,261,010	17,517
Thomas S.T. Gimbel	1,260,898	17,629
Clint Hurt	1,248,552	29,975
Jan Smeets	1,247,984	30,543
Ebersole Gaines Wehrle	1,260,898	17,629

Proposal No. 2 – An advisory, non-binding resolution to approve executive compensation described in the Proxy Statement

The stockholders approved the proposal regarding the compensation of the named executive officers as disclosed in the Proxy Statement, as follows:

For	1,067,320
Against	209,697
Abstain	1,510
Broker non-votes	712,328

Proposal No. 3 – An advisory, non-binding proposal with regard to the frequency that stockholders will vote on the Company’s executive compensation

Total votes in favor of one year	122,473
Total votes in favor of two years	1,375
Total votes in favor of three years	1,133,790
Abstain	20,889
Broker non-votes	712,328

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: June 10, 2019	PrimeEnergy Resources Corporation
	By:	/s/ Beverly A. Cummings
Name: Beverly A. Cummings
Executive Vice President